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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (date of earliest event reported):
                                  May 23, 2002



                              Intermet Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Georgia                     0-13787             58-1563873
----------------------------        ------------        ------------------
(State or other jurisdiction        (Commission         (I.R.S. Employer
of incorporation)                   File Number)        Identification Number


              5445 Corporate Drive, Suite 200, Troy, Michigan 48098
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (248) 952-2500
               --------------------------------------------------
               Registrant's telephone number, including area code


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Item 9.  Regulation FD Disclosure

On May 23, 2002, the registrant announced that it is offering $175 million of senior notes due in 2009, to be sold through a Rule 144A offering. See the press release attached to this report as Exhibit 99.1, incorporated into this item by reference.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

     99.1  Press release dated May 23, 2002
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERMET CORPORATION



                                           By: /s/ Alan J. Miller
                                                   ----------------------------
                                           Alan J. Miller
                                           Vice President, General Counsel
                                           and Secretary


Dated:  May 23, 2002





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                                 Exhibit Index
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

Exhibit
Number                                  Description
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
99.1           Press release dated May 23, 2002
